UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 3, 2025

Date of Report (date of earliest event reported)

INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O’Hear Avenue, Suite 400	North Charleston	South Carolina	29405
	(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.	Entry Into a Material Definitive Agreement

The Asset Purchase Agreement

On September 3, 2025, Ingevity Corporation, a Delaware corporation (“Ingevity”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Mainstream Pine Products, LLC, a Delaware limited liability company (“Purchaser”), pursuant to which Purchaser will purchase substantially all of the assets and assume and acquire certain of the rights and liabilities of Ingevity or its applicable affiliates that relate to or are used in connection with (a) Ingevity’s industrial specialties product line (other than Ingevity’s lignin dispersant and alternative fatty acid based products, road technologies product line and other businesses and products more fully described in the Purchase Agreement) and (b) Ingevity’s North Charleston, South Carolina crude tall oil refinery (the “CTO Refinery”) and Ingevity’s and its affiliates’ operations thereof (collectively, the “Transaction”). The Transaction is expected to close by early Q1 2026.

Pursuant to the terms of the Purchase Agreement, the purchase price for the Transaction will consist of $110 million in cash, subject to customary adjustments for working capital. In addition, Purchaser may be required to pay Ingevity additional, contingent consideration of up to $19 million based on the highest EBITDA amount earned by the Businesses (as defined in the Purchase Agreement) during any 12-month period on or before the 36-month anniversary of the closing date. There is no guarantee that any additional, contingent consideration will be payable.

Each party’s obligation to consummate the Transaction is subject to the satisfaction of certain agreed-upon closing conditions, including, without limitation, (a) the receipt of certain approvals, consents or waivers, (b) the accuracy of the other party’s representations and warranties, (c) the other party’s compliance with its covenants contained in the Purchase Agreement, (d) delivery of customary officer’s and secretary’s certificates and (e) the absence of any order or law making any document contemplated by the Transaction illegal or otherwise restraining or prohibiting the consummation of the Transaction. In addition, Purchaser’s obligation to consummate the Transaction is subject to certain additional agreed-upon closing conditions, including, without limitation, (i) the absence of a Material Adverse Effect (as defined in the Purchase Agreement), (ii) Purchaser’s receipt of an ALTA/NSPS Land Title Survey that delineates the Ground Lease Parcel (as defined in the Purchase Agreement) from other real property owned by Ingevity or third parties and (iii) Purchaser’s receipt of an ALTA commitment for title insurance insuring Purchaser’s leasehold interest in the Ground Lease Parcel. The Transaction is not subject to a financing or similar condition.

The Purchase Agreement contains customary termination rights for Ingevity and Purchaser. Subject to certain limitations, the Purchase Agreement may be terminated by either party if (a) the Transaction is not consummated by January 31, 2026, (b) there has been a material breach of or failure to perform any representation, warranty, covenant or obligation of the other party that would give rise to the failure of a closing condition (subject to customary cure rights within 30 days of receipt of written notice) or (c) if any governmental authority issues or enacts any law or order that is final and non-appealable restraining, enjoining or otherwise prohibiting the consummation of the Transaction. The Purchase Agreement may also be terminated by mutual written agreement of the parties.

In the event that the Purchase Agreement is terminated by either party due to a material breach by the other party (as described in clause “(b)” in the preceding paragraph), the breaching party will be obligated to pay a termination fee of $5 million to the non-breaching party. Further, Ingevity will be obligated to pay a termination fee of $7.5 million in the event Purchaser terminates the Purchase Agreement solely as a result of Ingevity’s agreement to enter into an Alternative Transaction (as defined in the Purchase Agreement) in breach of the “no shop” provision described below. Additionally, except in the case of a termination by Ingevity pursuant to clause “(b)” described in the preceding paragraph, Ingevity will be obligated to pay Purchaser a termination diligence fee of $520,000 upon termination of the Purchase Agreement under any other circumstance described in the preceding paragraph. In no event shall the aggregate amount of the termination fee payable by Ingevity exceed $7,500,000, which will be payable in addition to such termination diligence fee.

The Purchase Agreement also provides that, in certain circumstances, either party may seek to compel the other party to specifically perform its obligations under the Purchase Agreement.

Each party has made certain agreed-upon representations and warranties in the Purchase Agreement and has agreed to certain covenants, including with respect to, among others, (a) tax and employment-related covenants and (b) Ingevity-specific covenants concerning the conduct of its operations prior to the closing. In addition, the Purchase Agreement contains a customary “no shop” provision that in general restricts Ingevity’s ability to solicit Alternative Transactions or to participate in any discussions or negotiations regarding such Alternative Transactions (including by furnishing any person any information with respect to any Alternative Transaction). If, at any time during the one (1) year period following the termination by Purchaser solely as a result of Ingevity’s breach of such “no shop” provision, Ingevity proposes to enter into any definitive agreement or understanding with any third party with respect to an Alternative Transaction, Purchaser shall have a right of first refusal to consummate the proposed Alternative Transaction on substantially the same terms and conditions as such proposal. Additionally, the Purchase Agreement contains a covenant requiring the parties to finalize a form of reciprocal plant operating agreement (as more fully described below) to be entered into at closing on terms substantially consistent with a term sheet mutually agreed by the parties upon entering into the Purchase Agreement.

Furthermore, in connection with the Transaction, Ingevity plans to enter into a series of agreements, including, but not limited to, (a) a transition services agreement, pursuant to which Ingevity will provide certain transition services to Purchaser for up to a 12-month period following the closing to facilitate the transfer of purchased assets to Purchaser, (b) an intellectual property agreement, pursuant to which Ingevity will assign and transfer certain intellectual property assets used in the Businesses to Purchaser in connection with the Transaction and receive a license back to continue to exclusively utilize specified intellectual property in certain of Ingevity’s remaining businesses, (c) a restrictive covenant agreement, subjecting Ingevity to a non-solicitation and limited non-compete obligation for a period of four years following the closing, (d) a ground lease agreement, with an initial term of 20 years and up to eight successive renewal terms of 10 years each, pursuant to which Ingevity will lease certain real property used in the operations of the Businesses and grant certain easements and licenses granting Purchaser the right to use portions of Ingevity’s manufacturing facilities located at 5598 Virginia Avenue, North Charleston, South Carolina 29406 (the “Plant”) necessary for the operation of the Businesses, (e) a reciprocal plant operating agreement, with an initial term of 20 years and up to eight successive renewal terms of 10 years each, pursuant to which Ingevity and Purchaser will provide each other with certain services and other arrangements supporting the operations of the CTO Refinery and the Plant and (f) an environmental indemnity agreement, which will include mutual indemnification rights and obligations for each party with respect to certain pre- and post-closing environmental losses that may arise, as well as an indemnity for environmental losses that may be incurred by either party under certain agreements to be entered into between the parties in connection with the Transaction.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference. The Purchase Agreement contains representations and warranties by each of the parties to the Purchase Agreement, which were made only for purposes of the Purchase Agreement and as of specified dates (as applicable). The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement, are subject to limitations agreed upon among the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts, and are subject to certain standards of materiality applicable to the parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Ingevity or any of its respective subsidiaries or affiliates. Moreover, the information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Ingevity’s public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward looking statements” within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “guidance,” “believes,” “anticipates” or similar expressions. Forward looking statements may include, without limitation, anticipated timing, results, charges and costs of any current or future repositioning of our Performance Chemicals segment, including the Transaction, the oleo-based product refining transition, and closure of our plants in Crossett, Arkansas and DeRidder, Louisiana; the timing and closing of the Transaction; the potential benefits of any divestiture, acquisition or investment transaction, including the Transaction and payment of any contingent consideration pursuant thereto; leadership transitions within our organization; expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; litigation-related strategies and outcomes; and markets for securities. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the Transaction in the anticipated timeframe or at all; risks that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period; risks associated with the co-located Businesses and our Plant operations; charges, costs or actions, including adverse legal or regulatory actions, resulting from, or in connection with, the current or future repositioning of our Performance Chemicals segment, including the Transaction, the oleo-based product refining transition, and closure of our plants in Crossett, Arkansas and DeRidder, Louisiana; unknown or understated liabilities; leadership transitions within our organization; adverse effects from general global economic, geopolitical and financial conditions beyond our control, including inflation and the Russia Ukraine war and conflict in the middle east; risks related to our international sales and operations, including changes in tariffs; adverse conditions in the automotive market; competition from substitute products, new technologies and new or emerging competitors; worldwide air quality standards; a decrease in government infrastructure spending; adverse conditions in cyclical end markets; the limited supply of or lack of access to sufficient raw materials, or any material increase in the cost to acquire such raw materials; issues with or integration of future acquisitions and other investments; the provision of services by third parties at several facilities; supply chain disruptions; natural disasters and extreme weather events; or other unanticipated problems such as labor difficulties (including work stoppages), equipment failure or unscheduled maintenance and repair; planned and unplanned production slowdowns and shutdowns, turnarounds and outages; attracting and retaining key personnel; dependence on certain large customers; legal actions associated with our intellectual property rights; protection of our intellectual property and other proprietary information; information technology security breaches and other disruptions; complications with designing or implementing our new enterprise resource planning system; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; losses due to lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes; and the other factors detailed from time to time in the reports we file with the Securities and Exchange Commission (the “SEC”), including those described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K as well as in our other filings with the SEC. These forward looking statements speak only to management’s beliefs as of the date of this Current Report on Form 8-K. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward looking statements contained in this report.

Item 7.01.	Regulation FD Disclosure

On September 4, 2025, Ingevity issued a press release announcing that it had entered into the foregoing transactions. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated September 3, 2025, by and between Ingevity Corporation and Mainstream Pine Products, LLC*
99.1	Press Release, dated September 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION

(Registrant)

Date: September 4, 2025	By:	/s/ Mary Dean Hall
Mary Dean Hall

Executive Vice President and Chief Financial Officer